UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 6, 2004
                                                          ---------------

                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-32357                             75-2890997
---------------------------------------- -------------------------------------- ------------------------------------
     (State or Other Jurisdiction                     (Commission                        (I.R.S. Employer
           of Incorporation)                         File Number)                       Identification No.)
---------------------------------------- -------------------------------------- ------------------------------------


        5225 S. Loop 289, Lubbock, Texas                   79424
        ---------------------------------------          ----------
        (Address of Principal Executive Offices)         (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            ----------------

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 6, 2004, Alamosa Holdings, Inc. issued a press release announcing fourth quarter 2003 customer results for net subscriber additions, customer churn and total subscribers and provided 2004 guidance for fixed asset additions. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 6, 2004

                                            ALAMOSA HOLDINGS, INC.


                                            By  /s/ Kendall W. Cowan
                                               ---------------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer

                             EXHIBIT INDEX


99.1     Press Release dated January 6, 2004